Exhibit 10.62

DECHERT DRAFT 12/14/17

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of December 6, 2017

Among

THE ENTITIES LISTED ON SCHEDULE I ATTACHED HERETO,

each a Delaware limited liability company,

collectively, as Borrower,

COLUMN FINANCIAL, INC.,

a Delaware corporation,

as Agent,

COLUMN FINANCIAL, INC., a Delaware corporation,

STARWOOD PROPERTY MORTGAGE SUB-17, L.L.C., a Delaware limited liability company, and

WELLS FARGO BANK, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS

TRUSTEE IN TRUST FOR THE BENEFIT OF HOLDERS OF CSMC TRUST 2016-NYRT,

COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2016-NYRT,

collectively, as Lender,

and acknowledged and agreed to by

ARC NY120W5701 TRS, LLC,

a Delaware limited liability company,

as Operating Lessee

and

NEW YORK REIT, INC., a Maryland corporation,

as Guarantor

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of December 6, 2017 (this “Amendment”), is made by and among COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010 (“Column”), STARWOOD PROPERTY MORTGAGE SUB-17, L.L.C., a Delaware limited liability company, having an address at 591 West Putnam Avenue, Greenwich, Connecticut 06830 (“Starwood”), WELLS FARGO BANK, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE IN TRUST FOR THE BENEFIT OF HOLDERS OF CSMC TRUST 2016-NYRT, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2016-NYRT, having an address at 9062 Old Annapolis Road, Columbia, MD 21045 (“Wells”, and together with Column and Starwood and their respective successors and/or assigns, collectively, “Lender”), COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010, as agent for Lender (in such capacity, together with its successors and/or assigns, “Agent”), and THE ENTITIES LISTED ON SCHEDULE I ATTACHED HERETO, each a Delaware limited liability company, each having an address at c/o New York REIT, Inc., 7 Bulfinch Place, Suite 500, Boston, MA 02114 (collectively, together with their respective successors and/or permitted assigns, “Borrower”), and is acknowledged and agreed to by ARC NY120W5701 TRS, LLC, a Delaware limited liability company, having an address at c/o New York REIT, Inc., 7 Bulfinch Place, Suite 500, Boston, MA 02114 (together with its successors and/or permitted assigns, “Operating Lessee”), and NEW YORK REIT, INC., a Maryland corporation, having an address at 7 Bulfinch Place, Suite 500, Boston, MA 02114 (together with its successors and permitted assigns, “Guarantor”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Loan Agreement (hereinafter defined).

W I T N E S E T H:

WHEREAS, pursuant to the terms and conditions of that certain Loan Agreement, dated as of December 20, 2016, by and among Agent, Column, as Initial Lender, the other lenders party thereto from time to time, and the entities listed on Schedule II attached hereto (collectively, “Original Borrower”), and acknowledged and agreed to by Operating Lessee (as the same may be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Original Loan Agreement”), Initial Lender made a loan to Original Borrower in the amount of Five Hundred Million and No/100ths Dollars ($500,000,000.00) (the “Loan”), which Loan is evidenced by the Original Loan Agreement and the other Loan Documents;

WHEREAS, Guarantor is the owner of an indirect interest in Borrower and directly benefits from the Loan, and has entered into that certain Guaranty Agreement, dated as of December 20, 2016, in favor of Agent, for the benefit of Lender;

WHEREAS, following the Closing Date, Column assigned a portion of its interest in the Loan to Starwood and Wells, and subsequently, each of Column, Starwood and Wells constitute Co-Lenders under the terms of the Loan Agreement and the Co-Lender Agreement;

WHEREAS, Borrower has requested that Agent and Lender agree to amend the Extended Maturity Date and the terms and conditions of the Extension Option and certain related provisions, and in order to effectuate such request, the parties hereto now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E M E N T:

Section I. Modification to Original Loan Agreement.

(i)	Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Extended Maturity Date” in its entirety to read as follows:

““Extended Maturity Date” shall mean September 20, 2018.”

(ii)	Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Release Amount” in its entirety to read as follows:

““Release Amount” shall mean, in connection with a release pursuant to Section 2.5.2 hereof of any Individual Property, the following amount: (a) prior to the date on which Mezzanine Borrower shall have prepaid the Mezzanine Loan in full pursuant to the Mezzanine Loan Documents and in accordance with Section 2.4.5 hereof, (i) if $100,000,000.00 or less has been prepaid pursuant to Section 2.5.2 of this Agreement, then one hundred percent (100%) of the Allocated Loan Amount of each such Individual Property(ies) being released, or (ii) if more than $100,000,000.00 has been prepaid pursuant to Section 2.5.2 of this Agreement, then one hundred ten percent (110%) of the Allocated Loan Amount of each such Individual Property being released thereafter and (b) following the date on which Mezzanine Borrower shall have prepaid the Mezzanine Loan in full pursuant to the Mezzanine Loan Documents and in accordance with Section 2.4.5 hereof, one hundred percent (100%) of the Allocated Loan Amount of each such Individual Property(ies) being released.”

(iii)	Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Spread” in its entirety to read as follows:

““Spread” shall mean, with respect to each Note, (a) during the initial term of the Loan, the amounts set forth on Schedule XV attached hereto and (b) during the Extension Term, the amounts set forth on Schedule XVI attached hereto, or as each of the same may be reallocated pursuant to Section 9.1.1(c) hereof.”

(iv)	Section 2.2.8 of the Original Loan Agreement is hereby amended by adding the following clause (g):

“(g) Notwithstanding anything to the contrary in this Section 2.2.8, in the event Borrower exercises the Extension Option, Borrower shall (i) obtain and deliver to Lender on or prior to March 20, 2018, one or more Replacement Interest Rate Cap Agreements from an Acceptable Counterparty which shall have a maturity date not earlier than the Extended Maturity Date, shall have a LIBOR strike price equal to the Strike Price, shall be effective commencing on or prior to March 20, 2018 and shall otherwise comply with the terms and requirements of this Section 2.2.8 and (ii) deliver an assignment of interest rate cap agreement with respect to such Replacement Interest Rate Cap Agreement in form and substance substantially similar to the Assignment of Interest Rate Cap Agreement delivered on the Closing Date, together with legal opinions of counsel to the counterparty and Borrower as reasonably required by Lender; provided, however, that upon written request from Borrower to Lender given at least twenty (20) days, but no more than thirty (30) days, prior to March 20, 2018, Lender shall consider in its reasonable discretion acting in good faith, waiving or modifying the requirements of this Section 2.2.8(g); provided, further, that Lender shall be under no obligation to agree to any such waiver or modification request of Borrower.”

(v)	Section 2.4 of the Original Loan Agreement is hereby amended by adding the following paragraph 2.4.5:

“2.4.5 Prepayment Upon Exercise of Extension Option. Notwithstanding anything to the contrary in this Section 2.4, on the Initial Maturity Date and concurrently with the commencement of the Extension Term pursuant to Section 2.8 hereof, Mezzanine Borrower shall be permitted to prepay the Mezzanine Loan in full, but not in part, without any requirement of Borrower to make a corresponding pro-rata prepayment of the Loan, and without the application of such prepayment pro rata between the Loan and the Mezzanine Loan. Any voluntary prepayment before such date shall otherwise be subject to the terms and conditions of this Section 2.4.”

(vi)	Section 2.8 of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.8 Extension of the Initial Maturity Date. Borrower shall have the option to extend the Initial Maturity Date of the Loan for one nine (9) month term (the “Extension Option” and such term, the “Extension Term”) to the Extended Maturity Date, upon satisfaction of the following terms and conditions:

(a) no Event of Default shall have occurred and be continuing at the time the Extension Option is exercised and at the time that the extension occurs;

(b) Borrower shall provide Lender with written revocable notice of its election to extend the Maturity Date as aforesaid not later than five (5) days prior to the date the Loan is then scheduled to mature, provided that if Borrower shall subsequently revoke such notice, Borrower shall be responsible for Lender’s reasonable out-of-pocket costs and expenses incurred in connection with same;

(c) prior to or simultaneously with the consummation of the Extension Option, Borrower shall pay to Lender an extension fee equal to 0.25% of the then outstanding principal balance of the Loan, which extension fee shall be deemed earned by Lender and non-refundable upon receipt;

(d) Borrower shall pay all of Lender’s reasonable out-of-pocket costs and expenses actually incurred in connection with processing and documenting the Extension Option (including, without limitation, Lender’s reasonable legal fees), regardless of whether the Extension Option is successfully exercised or not; and

(e) Mezzanine Borrower shall have paid to Mezzanine Lender on the Initial Maturity Date the outstanding balance of the Mezzanine Loan, all accrued and unpaid interest and all other amounts due under the Mezzanine Loan Documents, in accordance with Section 2.4.5 hereof and the terms and conditions of Mezzanine Loan Agreement, and Borrower shall have provided evidence of the same to Lender pursuant to an Officer’s Certificate.”

(vii)	A new schedule entitled “Schedule XVI – Notes (Extension Term)” shall be added to the Loan Agreement, as such schedule is set forth on Exhibit A attached hereto.

Section II. Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Amendment, as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time.

Section III. Representations & Warranties. Borrower, Operating Lessee and Guarantor each hereby (i) certifies that each of the representations and warranties of Borrower, Operating Lessee and Guarantor, respectively, in the Loan Documents is true, complete and correct in all material respects as of the date hereof, (ii) warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Loan Documents to which it is a party, respectively, and (iii) waives all offsets, defenses and claims it may have against Lender or Agent that accrued on or before the date hereof.

Section IV. WWP Fund. Borrower hereby represents that Borrower has withdrawn the WWP Fund in its entirety and has no remaining rights in connection therewith.

Section V. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section VI. No Presumption Against Party Drafting Amendment. Should any provision of this Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section VII. Fees & Expenses. On the date hereof, Borrower shall pay or cause to be paid, all fees and expenses of Agent and Lender incurred in connection with this Amendment, including, without limitation, any and all reasonable legal fees and expenses.

Section VIII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section IX. Ratification. Borrower, Operating Lessee, Guarantor, Agent and Lender hereby ratify and confirm the Loan Agreement and other Loan Documents, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Borrower, Operating Lessee, Guarantor, Agent and Lender thereunder shall be and remain unmodified and in full force and effect.

Section X. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York (without regard to principles of conflicts of laws). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section XII. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section XIII. Entire Agreement. This Amendment constitutes the entire agreement between Borrower, Operating Lessee, Guarantor, Agent and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XIV. Incorporation of Recitals. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

AGENT:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

LENDER:

COLUMN FINANCIAL, INC.,

a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-17, L.L.C.

By:	/s/ Michael Rappaport
Name: Michael Rappaport
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS TRUSTEE IN TRUST FOR THE BENEFIT OF HOLDERS OF CSMC TRUST 2016-NYRT, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2016-NYRT

By:	/s/ Stephanie Atwell
Name: Stephanie Atwell
Title: Vice president

BORROWER:

ARC NY333W3401, LLC, a Delaware limited liability company

By:	ARC NY333W3401 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NY350BL001, LLC, a Delaware limited liability company

By:	ARC NY350BL001 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYBLKST002, LLC, a Delaware limited

         liability company

By:	ARC NYBLKST002 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYCTGRG001, LLC, a Delaware

         limited liability company

By:	ARC NYCTGRG001 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYWSHST001, LLC, a Delaware limited liability company

By:	ARC NYWSHST001 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYGRNAV001, LLC, a Delaware limited liability company

By:	ARC NYGRNAV001 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NYW42ST001, LLC, a Delaware limited liability company

By:	ARC NYW42ST001 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ARC NY120W5701, LLC, a Delaware limited liability company

By:	ARC NY120W5701 Mezz, LLC, a Delaware limited liability company

	By:	New York Recovery Operating Partnership, L.P., a Delaware limited partnership

		By:	New York REIT, Inc., a Maryland corporation

			By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ACKNOWLEDGED AND AGREED TO:

OPERATING LESSEE:

ARC NY120W5701 TRS, LLC, a Delaware limited

         liability company

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

ACKNOWLEDGED AND AGREED TO:

GUARANTOR:

NEW YORK REIT, INC., a Maryland corporation

By:	/s/ Wendy Silverstein
Name: Wendy Silverstein
Title: CEO

Notwithstanding the terms and conditions of that certain Intercreditor Agreement, dated as of December 20, 2016, originally by and between Column Financial, Inc., as Senior Agent, and Column Financial, Inc., as Junior Agent, including Section 8(a) thereof, each of the undersigned hereby acknowledges and accepts this Amendment and the terms hereof.

JUNIOR LENDER:

COLUMN FINANCIAL, INC.,

a Delaware corporation

By:	/s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-17,

L.L.C.

By:	/s/ Micheal Rappaport
Name: Micheal Rappaport
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIUAL CAPACITY, BUT SOLELY AS MEZZANINE TRUSTEE FOR THE BENEFIT OF CERTIFICATEHOLDERS OF CSMC TRUST 2016-NYRT MZ, COMMERCIAL MEZZANINE PASS THROUGH CERTIFICATES, SERIES 2016-NYRT MZ

By:	/s/ Stephanie Atwell
Name: Stephanie Atwell
Title: Vice president

SCHEDULE I

(Borrower)

ARC NY333W3401, LLC, a Delaware limited liability company

ARC NY350BL001, LLC, a Delaware limited liability company

ARC NYBLKST002, LLC, a Delaware limited liability company

ARC NYCTGRG001, LLC, a Delaware limited liability company

ARC NYWSHST001, LLC, a Delaware limited liability company

ARC NYGRNAV001, LLC, a Delaware limited liability company

ARC NYW42ST001, LLC, a Delaware limited liability company

ARC NY120W5701, LLC, a Delaware limited liability company

SCHEDULE II

(Original Borrower)

ARC NY22936001, LLC, a Delaware limited liability company

ARC NY21618001, LLC, a Delaware limited liability company

ARC NY333W3401, LLC, a Delaware limited liability company

ARC NY350BL001, LLC, a Delaware limited liability company

ARC NYBLKST002, LLC, a Delaware limited liability company

ARC NYCTGRG001, LLC, a Delaware limited liability company

ARC NYWSHST001, LLC, a Delaware limited liability company

ARC NYGRNAV001, LLC, a Delaware limited liability company

ARC NYW42ST001, LLC, a Delaware limited liability company

ARC NY120W5701, LLC, a Delaware limited liability company

ARC NY24549W17, LLC, a Delaware limited liability company

50 Varick LLC, a New York limited liability company

EXHIBIT A

(Schedule XVI)

See attached.

SCHEDULE XVI

(Notes (Extension Term))

See attached.